UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2018 (July 24, 2018)

GSRX INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Nevada	333-141929	14-1982491
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Building No. 3, P.E. 606, int. Jose Efron Ave.

Dorado, Puerto Rico 00646

(Address of principal executive offices) (zip code)

(214) 808-8649

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Copy to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Ference Kesner LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10036

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Consulting Agreement

As previously reported, on March 12, 2018, GSRX Industries Inc. (the “Company”) entered into an amended and restated consulting agreement (the “Consulting Agreement”) with Peach Management, LLC, an entity controlled by Mr. Christian Briggs (the “Consultant”), Chairman of the Board of Directors of the Company. Pursuant to the Consulting Agreement, the Consultant provides certain consulting services relating to the execution of the Company’s business plan as more fully described in the agreement (the “Consulting Services”). In consideration of the Consulting Services, the Company agreed to pay the Consultant an aggregate of $25,000 per month, payable in accordance with the Company’s standard payroll practices.

On July 24, 2018, the Company amended and restated Consulting Agreement (the “A&R Consulting Agreement”) to provide for compensation in consideration of the Consulting Services as follows: (i) a monthly cash fee of $10,000, payable in accordance with the Company’s standard payroll practices; and (ii) 15,000 restricted shares of the Company’s common stock, par value $0.001 per share, payable quarterly, effective immediately. The foregoing description of the A&R Consulting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the completed text of the A&R Consulting Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Amended and Restated Executive Consulting Agreement

As previously reported, on March 27, 2018, the Company entered into an executive consulting agreement (the “Executive Consulting Agreement”) with Thomas Gingerich, the Company’s Chief Financial Officer and Secretary. Pursuant to the Executive Consulting Agreement, Mr. Gingerich provides such services and performs such duties and functions customarily performed by, and has all of the responsibilities customary to, the role of Chief Financial Officer and Secretary of the Company and all of its subsidiaries, as more fully described in the agreement (the “Executive Services”). The Executive Consulting Agreement provides that Mr. Gingerich shall be entitled to receive a monthly cash fee of $17,500, payable in accordance with the Company’s standard payroll practices.

On July 24, 2018, the Company amended and restated the Executive Consulting Agreement (the “A&R Executive Consulting Agreement”) to provide for compensation in consideration of the Executive Services as follows: (i) a monthly cash fee of $10,000, payable in accordance with the Company’s standard payroll practices; and (ii) 15,000 restricted shares of the Company’s common stock, par value $0.001 per share, payable quarterly, effective immediately. The foregoing description of the A&R Executive Consulting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the completed text of the A&R Executive Agreement filed as Exhibit 10.2 hereto and incorporated herein by reference.

In connection with the foregoing issuances, the Company relied upon the exemption from securities registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”) for transactions not involving a public offering.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure made under Item 1.01 which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
10.1	Form of Amended and Restated Consulting Agreement for Peach Management, LLC
10.2	Form of Amended and Restated Executive Consulting Agreement for Thomas Gingerich

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSRX INDUSTRIES INC.

Dated: July 30, 2018	By:	/s/ Thomas Gingerich
	Name:	Thomas Gingerich
	Title:	Chief Financial Officer

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